SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549

                                  Form 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) or (g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              EMPS CORPORATION
                              ----------------
          (Exact name of registrant as specified in its charter.)


          Nevada                                       87-0617371
   ----------------------                         ----------------------
  (State of incorporation                        (I.R.S. Employer
    of organization)                              Identification Number)


           875 Donner Way, Unit 705, Salt Lake City, Utah 84108
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)


     Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class to be so registered:     Name of each exchange of
                                                  which each class is
     Not Applicable                               to be registered:
     --------------                               Not Applicable
                                                  ---------------

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box.[ x ]

        Securities Act registration statement file number to which this form relates:
                       Form SB-1; File No. 333-86779
                      --------------------------------

     Securities to be registered pursuant to Section 12(g) of the Act:

                      Common stock, par value of $.001
                     ----------------------------------
                              (Title of Class)



Item 1. Description of Registrant's Securities to be Registered.
----------------------------------------------------------------
The description of securities contained in Registrant's Registration Statement on Form SB-1, as amended, filed with the Securities and Exchange Commission (SEC File No. 333-86779) is incorporated by reference into this registration statement.


Item 2. Exhibits
----------------
The following Exhibits are incorporated herein by reference from the Registrant's Form SB-1 Registration Statement filed with the Securities and Exchange Commission, (SEC File No. 333-86779) on September 9, 1999. Such exhibits are incorporated herein by reference pursuant to Rule 12b-32:

     Exhibit No.    Document Description

     2.1            Articles of Incorporation

     2.2            Bylaws





                                 SIGNATURES

     In accordance with Section 12 of the Exchange Act of 1934, the Registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 2nd day of October, 2001.


                              EMPS Corporation
                              (Registrant)



                              BY: /s/ Louis Naegle
                                  -----------------
                                  Louis Naegle, President, Director